Exhibit 99.2

Exhibit 99.2

Some of the information shared here (including, in particular, the section titled “Fiscal Year 2017 Outlook”) constitutes forward-looking statements that are based on assumptions and involve certain risks and uncertainties. These include the following, without limitation: assumptions, risks and uncertainties associated with the Company’s future performance, the Company’s development and introduction of new technologies in general; the ability to protect and utilize the Company’s intellectual property; events or circumstances which result in an impairment of assets, including but not limited to, goodwill and identifiable intangible assets; continued customer acceptance of the InLight technology; the adaptability of optically stimulated luminescence (OSL) technology to new platforms and formats; military and other government funding for the purchase of certain of the Company’s equipment and services; the impact on sales and pricing of certain customer group purchasing arrangements; changes in spending or reimbursement for medical products or services; the costs associated with the Company’s research and business development efforts; the usefulness of older technologies and related licenses and intellectual property; the effectiveness of and costs associated with the Company’s IT platform enhancements and investments in cyber security enhancements; the anticipated results of operations of the Company and its subsidiaries or joint ventures; valuation of the Company’s long-lived assets or reporting units relative to future cash flows; changes in pricing of services and products; changes in postal and delivery practices; the Company’s business plans; anticipated revenue and cost growth; the ability to integrate the operations of acquired businesses and to realize the expected benefits of acquisitions; the risks associated with conducting business internationally; costs incurred for potential acquisitions or similar transactions; other anticipated financial events; the effects of changing economic and competitive conditions, including instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; foreign exchange rates; government regulations; accreditation requirements; changes in the trading market that affect the costs of obligations under the Company’s benefit plans; and pending accounting pronouncements. These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from what is anticipated today. These risks and uncertainties also may result in changes to the Company’s business plans and prospects, and could create the need from time to time to write down the value of assets or otherwise cause the Company to incur unanticipated expenses. Additional information may be obtained by reviewing the information set forth in Item 1A “Risk Factors” and Item 7A “Quantitative and Qualitative Disclosures about Market Risk” and information contained in the Company's Annual Report on Form 10-K for the year ended September 30, 2016 and other reports filed by the Company, from time to time, with the Securities and Exchange Commission. The Company does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in the Company’s expectations, except as required by law.

LANDAUER®

Compelling Investment Opportunity

Global Leader in Occupational Radiation Products and Services

- Industry-leading technology; proprietary Optically Stimulated Luminescence (OSL) crystal manufacturing process
- Installed based of over 73,000 customers; 1.8 million individuals served
- 90% recurring revenue; 94% annual customer retention
- Ability to provide enterprise radiation management or product only model

Increased Regulation Drives Demand

- The Joint Commission standards effective in July 2015 in the United States
  - Impacts 7,100 of the 20,500 U.S. healthcare organizations and programs, including hospitals, imaging clinics and certain ambulatory care centers
  - Estimated incremental cost of ~$30,000 annually for a hospital to comply with new standards
- International standards becoming more restrictive

Compelling Growth and Expansion Opportunities

- Next generation Verifii™ product has commenced initial field testing
- Well positioned to meet emerging need for broader solution
- Differentiated position creates higher barrier to entry for competition

Strong Financial Profile

- Strong margins and limited capital requirements deliver compelling free cash flow
- Defined capital allocation plan supports investment in growth initiatives and dividend

Industry leading position, compelling market trends and strong financial profile drives long-term shareholder value

LANDAUER®

Leading OSL Technology Supported by Proven Process

Technology


JOHN
DOE
RADIOLOGY
LANDAUER, INC.
luxel+
08-01-15
103702 RAD 12344
Whole Body (chest)
9999999AA

- "Gold standard" in accuracy
- Proprietary OSL crystal technology manufactured internally
- Delivers wide-range of radiation monitoring:

X-Ray (Healthcare) ← **Energy Spectrum** → **Neutron (Nuclear)**

Key Facts

- Headquartered in Glenwood, IL
- 650 global employees
  - Only national network of imaging physicists
- 8 global markets
- Service labs in Chicago, Tokyo, Paris, Brazil, Mexico City, Istanbul, Sydney, Beijing
- 1.8M annual individuals served worldwide; 1.2M domestically

Current Monthly Process
(~15 million badges annually)


Order placed; unique serial numbers are assigned for each participant's dosimeter
Order is manufactured and physically shipped to customer
Dosimeter is worn for designated wear period
Dosimeter is physically shipped back to LANDAUER
Dosimeter is received and analyzed
Dosimetry Reports with results are made available to the customer
~45 days from date dosimeter was received by client

4

LANDAUER®

Serving Diverse End Markets Across Three Verticals

$149 Million in FY 2016 Revenue



Estimated U.S. Market Share - Dosimetry
Acute Care Hospitals
Professional Offices
Industrial
74%
6%
62%
0%
20%
40%
60%
80%

Estimated Market share data for 2014

Acute Care Hospitals


IDN Hospitals



MEDICAL CENTER

Regional Hospitals


Imaging Centers

Professional Offices


Physician Offices


Veterinarian


Dental

Industrial


Energy


Emergency Response


Military/
National Security/DOE

5

LANDAUER®

Strong Global Footprint

Well-positioned to serve an expanding global customer base of ~75,000 clients


Chicago
Paris
Beijing
Tokyo
Istanbul
Mexico
Brazil
Australia
Service Labs

6

LANDAUER®

Significant International Growth Opportunity

Estimated 25% international market share provides ample room for continued growth


FY GAAP 2016 Revenue
20%
80%
Domestic U.S.
International

Additional $1.5 million in Equity Income from International Joint Ventures

Joint Venture	Location
Nagase-LANDAUER	Japan
Epsilon LANDAUER	Turkey
Aquila	New Mexico

7

LANDAUER®

U.S. Healthcare Trends are Fueling Opportunity

Risk to Health Systems

Evolving Treatments

- Advanced radiation treatment choices are becoming more prevalent

Healthcare Consolidation

- Larger buying groups create the need for more integrated and cost-effective solutions

Tougher State Regulations Emerging

- Pennsylvania
- California
- Massachusetts
- Rhode Island
- Texas

New Compliance Standards

- Heightened Diagnostic Imaging Requirements from The Joint Commission went into effect in July 2015

Escalating penalties for non-compliance including fines, reduced reimbursements and loss of license

Increasingly complex and multi-dimensional radiation management landscape creates need for integrated, enterprise-wide solutions

8

Uniquely Positioned to Capitalize on Demand for Solutions

LANDAUER®


Solutions Platform
Reports: Necessary for compliance
Analytics: Context to information
Benchmarking: Relevance to peers
Training: Assures compliance and patient outcomes
Continuous Improvement: Integrated data across the enterprise
Mgmt. Reports
Informatics
Radiation Measurement
Worker
Imaging Physics
Patient
Equipment
Space
New Regulatory Requirements Create Customer Demand (Effective July 2015)
Radiation Compliance Solutions

Combining products, services, data and analytics to deliver improved and more compliant processes

9

LANDAUER®

Strategic Path Forward

Connect:
to Real Time Data

- Launch and commercialization of Verifii™ platform
  - Intermittent analog measurement → Connected digital platform
- Provide customers with timely, actionable compliance solutions
- Generate meaningful cost benefits

Integrate:
to a Broader Solution

- Shift the market focus
  - Simple dose focus → Continuous management of radiation safety
- Better equip customers to monitor and control employee exposure and meet increasing compliance regulations

Expand:
Beyond Dose

- Leverage digital-based platform to grow offering of tailored products and services designed to better connect the employee to the work environment

.Provides customers with a scalable, digital platform that connects employees to their environment .Eliminates fragmented manual processes enabling focus on building a robust radiation management solution.Timely radiation data adds value to customers by allowing them to take targeted actions for practical and measurable process improvements.Controlled commercial launch expected in the second half of the yearA truly differentiated product and platform for incremental growth

LANDAUER®

Creating a New Standard with Digital Dosimetry

~30 million incidents measured annually (~1% physically handled)

Dosimeter is assigned to individual onsite; establishing chain of custody

Dosimeter connects via Bluetooth LE to docking base station

Data is processed and stored in the cloud

Real-time and historic data & analytics are available to client via web & mobile apps


LANDAUER
University Hospital
LANDAUER
Dr. Florrick
THIS WEEK
10
THIS MONTH
46
THIS QUARTER
100
250 ALARA 1
THIS YEAR
1820
5000 LIMIT
LOG OUT

Allows customers to track trends, monitor event specific dose levels and enact behavioral changes to better manage long-term exposure

LANDAUER®

Significant Opportunities Across Core Verticals

Acute Care Hospitals

Expand

- Allows customers to outsource compliance and safety solution to LANDAUER at a lower cost
- 74% estimated U.S. market share
- Consulting force in place to meet demand from Joint Commission requirements
- Expand product line to include software, consulting and more dosimetry
- Deliver comprehensive compliance solution

Professional Office

Penetrate

- Virtual compliance solution for smaller offices that do not have an existing function in place
- 340,000 sites across Veterinarians, Medical, Dental and Chiropractic practices
  - 6% estimated U.S. market share
- Increasing regulations and use of advanced imaging equipment driving need for radiation safety compliance
- Market need for simple, integrated solution
- Significant opportunity to drive margin expansion

Industrial

Customize

- Turn-key solution allows for autonomous measurement and safety management
- Segmented into Oil, Gas, Nuclear and Military
  - 62% estimated U.S. market share
- Exclusive provider of battlefield dosimeters for Army, Reserve and National Guard
  - 37% of field units replaced
  - Interoperability between branches
- Goal of steady recurring baseline revenue with significant upside from non-recurring orders

13

LANDAUER®

Balanced Approach to Capital Allocation

Fund Competitive Dividend

- Currently 2%-3% dividend yield
- Long history of paying competitive dividend for over 20 years

Invest in the Business

- Core business investments focused on top and bottom line growth
  - Emphasis on higher margin, annuity-style opportunities
- Commercialization of next generation digital dosimetry platform while transitioning from current OSL crystal-based platform
- Management compensation tied to ROIC

Pay Down Debt

- Long-term target of 2X – 2.5X Debt/EBITDA leverage ratio

14

LANDAUER®

Compelling Investment Opportunity

Global Leader in Occupational Radiation Products and Services	• Industry-leading technology; proprietary Optically Stimulated Luminescence (OSL) crystal manufacturing process • Installed based of over 73,000 customers; 1.8 million individuals served • 90% recurring revenue; 94% annual customer retention • Ability to provide enterprise radiation management or product only model
Increased Regulation Drives Demand	• The Joint Commission standards effective in July 2015 in the United States – Impacts 7,100 of the 20,500 U.S. healthcare organizations and programs, including hospitals, imaging clinics and certain ambulatory care centers – Estimated incremental cost of ~$30,000 annually for a hospital to comply with new standards • International standards becoming more restrictive
Compelling Growth and Expansion Opportunities	• Next generation Verifii™ product has commenced initial field testing • Well positioned to meet emerging need for broader solution • Differentiated position creates higher barrier to entry for competition
Strong Financial Profile	• Strong margins and limited capital requirements deliver compelling free cash flow • Defined capital allocation plan supports investment in growth initiatives and dividend

Industry leading position, compelling market trends and strong financial profile drives long-term shareholder value

Financial Overview

.Approximately 90% of revenue derived from subscriptions and is recurring in nature.2016 Revenues of $149.2 million impacted by 2015 Radon divestiture and 2016 Medical Products divestiture; pro forma 2016 revenues increased 4.8%.Contract with U.S. Army, Reserve and National Guard to replace its antiquated radiation monitoring system provides opportunities to expand to other global military and first responder markets.Strategic expansion contributing to long term growth prospects.Strong history of EBITDA to support dividend, reinvestment in the core business and capital required to support strategic expansion$149.7$155.1$151.3$149.22013201420152016Revenue ($ in millions, FYE 9/30)

$37.9Key Q3 FY 2017 Financial Drivers•Revenue of $39.9 million in the third quarter of fiscal 2017 includes ($0.8 million) impact of our divested Medical Products business•Military product sales increased $0.7 million compared to the prior year due to timing of shipments•Medical Physics revenues grew 7% over the prior year period•Operating income of $8.6 million compared to $7.7 million in the prior year, impacted by the increase in military product sales$27.5$29.6$9.6$10.3$0.8$0.0$0$5$10$15$20$25$30$35$40$45Q3 2016Q3 2017MillionsRevenueRad MeasurementMed PhysicsMed Products$39.9

* Non-GAAP financial measure($ Millions)Q3 FY2017As ReportedQ3 FY2017 Medical Products AdjustmentQ3 FY2017 Comparable, Excluding Divestiture*Revenue$39.9$ -$39.9Operating Income$8.6$ -$8.6($ Millions)Q3 FY2016As ReportedQ3 FY2016 Medical Products AdjustmentQ3 FY2016 Comparable, Excluding Divestiture*Revenue$37.9$(0.8)$37.1Operating Income$7.7$(0.1)$7.6

LANDAUER®

Full Year FY2016 and FY2015 Comparable Results

($ Millions)	FY2016 As Reported	FY2016 Medical Products Adjustment	FY2016 Radon Adjustment	FY2016 Comparable, Excluding Divestitures *
Revenue	$149.2	$(5.8)	$(0.1)	$143.3
Operating Income	$26.6	$(1.0)	$(0.1)	$25.5

($ Millions)	FY2015 As Reported	FY2015 Medical Products Adjustment	FY2015 Radon Adjustment	FY2015 Comparable, Excluding Divestitures*
Revenue	$151.3	$(9.9)	$(4.7)	$136.7
Operating Income	$23.7	$(1.5)	$(1.1)	$21.1

* Non-GAAP financial measure

21

LANDAUER®

Fiscal Year 2017 Outlook

Fiscal Year 2017 Outlook

($ Millions)	FY 2016 Actual	Impact of Divested Business, Gain on Divestiture and Other Expenses	FY 2016 Excluding Divested Businesses, Gain on Divestiture and Other Expenses*	Original Fiscal Year 2017 Guidance	Revised Fiscal Year 2017 Guidance
Revenue	$149.2	($5.9)	$143.3	$149 - $154	Unchanged
Diluted EPS	$1.85	($0.22)	$1.63	$1.65 - 1.71	$1.81 - 1.87

- EPS for the first nine months of the year have been positively impacted by a one-time tax benefit and by equity earnings at joint ventures favorably impacted by capital sales

*Non-GAAP financial measure

22

Appendix

LANDAUER®

LANDAUER at a Glance

Business Facts

- Headquartered in Glenwood, IL
- Founded in 1954
- Approximately 650 employees
- 8 global markets
- 73,000 annual customers served; 1.8M annual individuals served
- 94%+ Customer retention rates

Proven Technology Platform

- Industry standard OSL technology
  - Passive measurement of wide range of radiation from low energy X-Ray to high energy neutron
- Development of new digital dosimetry platform: Verifii™


LANDAUER

Fiscal 2016 Financial Highlights

- $149.2 Million in Annual Revenue
- $28.9 Million in International Sales
- ~ 90% Recurring Revenues
- $41.2 Million in Adjusted EBITDA
- Adjusted EBITDA margin 27.6%

Diverse Markets

Acute Care Hospitals


IDN Hospitals


MEDICAL CENTER
Regional Hospitals


Imaging Centers

Professional Offices


Physician Offices


Veterinarian


Dental

Industrial


Energy


Emergency Response


Military/National Security/DOE

23

Use of Non-GAAP Financial MeasuresManagement believes the disclosure of certain non-GAAP financial measures enhances investor understanding of our financial performance. Non-GAAP financial measures disclosed in this report include: Pro Forma Revenue and Pro Forma Operating Income.The Pro Forma Revenue and Pro Forma Operating Income measures exclude the Medical Products business, which was divested in May 2016, and the Radon business, which was divested in September 2015. These financial measures are not recognized measurements under GAAP and should not be considered as an alternative to the most directly comparable measures presented in accordance with GAAP. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is included within this presentation.